EXHIBIT 10.42.4




                   Amendment and Notes Modification Agreement
                             dated January 31, 1995
       between the Registrant and Principal Mutual Life Insurance Company

                   AMENDMENT AND NOTES MODIFICATION AGREEMENT


THIS AMENDMENT AND NOTES MODIFICATION AGREEMENT ("Amendment") dated as of January 31, 1995 is entered into between Hurco Companies, Inc., an Indiana corporation (the "Company"), and Principal Mutual Life Insurance Company (the "Purchaser").

                                  WITNESSETH:

The Company and the Purchaser have entered into that certain Hurco Companies, Inc. Amended and Restated Note Agreement dated as of March 24, 1994 (the "Note Agreement"), and the Company has executed and delivered to the Purchaser the "Notes" (as defined in the Note Agreement). The Company and the Purchaser agree to amend the Note Agreement and to modify the Notes on the terms and conditions hereinafter set forth. Terms defined in the Note Agreement which are used herein shall have the same meaning set forth in the Note Agreement unless otherwise specified herein.


1. AMENDMENT. Effective as of January 31, 1995 and subject to the conditions precedent set forth in paragraph 3 hereof, the Note Agreement is hereby amended as follows:

               1.1 In SECTION 2.1(A), the date "January 31, 1996" is deleted and is replaced by "February 1, 1996".

               1.2 In clause FIRST of the third sentence of SECTION 2.1(B), the date "January 31, 1996" is deleted and is replaced by "February 1, 1996".

               1.3 In the definition of "FORBEARANCE DEFAULT" in SECTION 5.1, the date "January 31, 1996" is deleted and is replaced by "February 1, 1996".

               1.4 In  clauses  (i)  and  (ii)  of  the  definition  of  "TARGET
               INDEBTEDNESS" in SECTION 5.1, the date "January 31, 1996" is deleted and is replaced by "February 1, 1996".

2. NOTES MODIFICATION. In clause (b) of the fourth paragraph of each of the Notes, the date "January 31, 1996" is deleted and is replaced by "February 1, 1996".

3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the latest to occur of the date (i) the Company shall have delivered to the Purchaser reaffirmations of each of the Subsidiary Guaranties and the Autocon Guaranty executed in favor of Purchaser, (ii) the Company and NBD execute and deliver amendments to the NBD Agreement and the NBD Term Loan in the form of EXHIBIT A attached hereto, and (iii) the Purchaser and NBD execute and deliver an amendment to the Intercreditor Agreement in the form of EXHIBIT B attached hereto.

4. REPRESENTATION AND WARRANTY. The Company hereby represents and warrants to the Purchaser that this Amendment constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

5. COSTS AND EXPENSES. In accordance with SECTION 11.1 of the Note Agreement, the Company acknowledges that it is liable to pay all reasonable expenses of Purchaser, including, without limitation, reasonable charges and disbursements of special counsel, incurred in connection with the preparation, execution and delivery of this Amendment.

6. RATIFICATION. Except as specifically amended or modified above, the Note Agreement and each of the Notes shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Purchaser under the Note Agreement or the Notes nor operate as a waiver of any provision of the Note Agreement or the Notes except as specifically set forth herein.

IN WITNESS WHEREOF, the Company and the Purchaser have caused this Amendment to be executed and delivered by their respective officer or officers thereunto duly authorized.
                        HURCO COMPANIES, INC.


                        By: /S/ROGER J. WOLF
                            -----------------------
                        Title: Senior Vice President
                                 and Chief Financial Officer


                        PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                        By: /S/STEPHEN G. SKRIVANEK
                            -----------------------
                        Title: Counsel

                        By: /S/CLINT WOODS
                            -----------------------
                        Title:Counsel

                                   EXHIBIT A

                      FIRST AMENDMENT TO CREDIT AGREEMENT



         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 31, 1995 (this "First Amendment"), between HURCO COMPANIES, INC., an Indiana corporation (the "Company"), and NBD BANK (formerly known as NBD Bank, N.A.), a Michigan banking corporation (the "Bank").


                                    RECITALS


A. The parties hereto have entered into a Credit Agreement and Amendment to Term Loan Agreement, dated as of March 24, 1994 (the "Credit Agreement"), which is in full force and effect.

B. The Company desires to amend the Credit Agreement as herein provided, and the Bank is willing to so amend the Credit Agreement on the terms and conditions set forth herein.

                                   AGREEMENT


         Based upon these recitals, the parties agree as follows:

1. AMENDMENT. Upon the Company satisfying the conditions set forth in paragraph 4 (the date that this occurs being called the "effective date"), the Credit Agreement shall be amended as follows:

(a) The term "Automatic Termination Date" at Section 1.1 of the Credit Agreement is amended to read as follows:

                  "'AUTOMATIC TERMINATION DATE' means February 1, 1996."

(b) The term "Guarantor" is added to Section 1.1 following the term "generally accepted accounting principles" to read as follows:

                    "'GUARANTOR' means Autocon Technologies, Inc., an Indiana corporation and wholly-owned Subsidiary of the Company." (c)
                    Section 7.1(h) is amended by adding the following phrase to the end of the last sentence of that subsection: "except as disclosed on Schedule 6.9"

(d) Section 8.1(e) is amended by adding the following phrase to the end of that subsection (before the semi-colon):

                    ", PROVIDED, HOWEVER, that the occurrence of a Forbearance Default (as defined in the PML Note Agreement) shall not constitute an Event of Default"

(e) Exhibit D is amended in its entirety by substituting therefor the form of Second Amended and Restated NBD Term Note attached hereto as Exhibit D.

2. REFERENCES TO CREDIT AGREEMENT. From and after the effective date of this First Amendment, references to the Credit Agreement in the Credit Agreement and all other documents issued under or with respect thereto (as each of the foregoing is amended hereby or pursuant hereto) shall be deemed to be references to the Credit Agreement as amended hereby.

3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Bank that:

(a) (i) The execution, delivery and performance of this First Amendment and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction, or award presently in effect applying to it, or of its articles of incorporation or bylaws, or result in a breach of or constitute a default under any material agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by the Company of this First Amendment and all agreements and documents delivered pursuant hereto; and (iii) this First Amendment and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company, enforceable against it in accordance with the terms thereof.

(b) After giving effect to the amendments contained herein, the representations and warranties contained in Article VI (other than Section 6.5) of the Credit Agreement are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

(c) No Event of Default has occurred and is continuing or will exist under the Credit Agreement as of the effective date hereof.

4. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Bank has received the following documents and the following conditions have been satisfied, each in form and substance satisfactory to the Bank:

(a) Copies, certified as of the effective date hereof, of such corporate documents of the Company as the Bank may request, including articles of incorporation, bylaws (or certifying as to the continued accuracy of the articles of incorporation and by-laws previously delivered to the Bank), and incumbency certificates, and such documents evidencing necessary corporate action by the Company with respect to this First Amendment and all other agreements or documents delivered pursuant hereto as the Bank may request;

(b) An Amendment and Notes Modification Agreement of even date herewith between the Company and Principal Mutual Life Insurance Company ("PML"), in the form and substance satisfactory to the Bank;

(c) An Amendment to Intercreditor, Agency, and Sharing Agreement of even date herewith among the Company, the Bank, PML, and the Bank as Agent for the Bank and PML, in form and substance satisfactory to the Bank;

(d) The Second Amended and Restated NBD Term Note executed and delivered by the Company in the form attached hereto as Exhibit D;

(e) A Confirmation of Guaranty of even date herewith executed and delivered by the Guarantor in favor of the Bank; and

(f) Such additional agreements and documents, fully executed by the Company, as are reasonably requested by the Bank.

5. MISCELLANEOUS. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Except as expressly amended hereby, the Credit Agreement and all other documents issued under or with respect thereto are hereby ratified and confirmed by the Bank and the Company and shall remain in full force and effect, and the Company hereby acknowledges that it has no defense, offset or counterclaim with respect thereto.

6. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this First Amendment by signing any such counterpart.

7. EXPENSES. The Company agrees to pay and save the Bank harmless from liability for all costs and expenses of the Bank arising in respect of this First Amendment, including the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Bank, in connection with preparing and reviewing this First Amendment and any related agreements and documents.

8. GOVERNING LAW. This First Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such state and without giving effect to the choice law principles of such state.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.



HURCO COMPANIES, INC.                                NBD BANK (formerly known as
                                                       NBD Bank, N.A.)


By:/S/ROGER J. WOLF                                  By:/S/ANDREW P. ARTON
   ----------------------                               ------------------------
   Roger J. Wolf                                        Andrew P. Arton
   Its: Senior Vice President                        Its:  Second Vice President
       and Chief Financial Officer

                                   EXHIBIT D
                   SECOND AMENDED AND RESTATED NBD TERM NOTE
$4,086,203.46                                                   January 31, 1995
                                                               Detroit, Michigan

FOR VALUE RECEIVED, HURCO COMPANIES, INC. ("Borrower"), an Indiana corporation, hereby unconditionally promises to pay to the order of NBD Bank (formerly known as NBD Bank, N.A.), a Michigan banking corporation (the "Bank"), at the principal banking office of the Bank in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million Eighty-Six Thousand Two Hundred Three and 46/100 Dollars ($4,086,203.46), unless earlier payment is required, in installments as follows: (i) $1,750,000 payable on the Automatic Termination Date, and (ii) the remainder payable on the Maturity Date, when the entire outstanding principal balance of the Term Loan evidenced hereby, and all accrued interest thereon, shall be due and payable; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Term Loan Agreement referred to below.

The Bank is hereby authorized by the Borrower to record on its books and records the date, amount and type of each Loan, the applicable interest rate, the amount of each payment or prepayment of principal thereon, and any other information required by the Bank, which books and records shall constitute prima facie evidence of the information so recorded, PROVIDED, HOWEVER, that any failure by the Bank to record any such information shall not relieve the Borrower of its obligation to repay the outstanding principal amount of the Term Loan evidenced hereby, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Term Note and the Term Loan Agreement.

The Borrower and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Term Note. Should the indebtedness evidenced by this Term Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Term Note, including attorneys' fees and expenses.

This Term Note evidences a Term Loan made under a Term Loan Agreement dated as of September 9, 1991, as amended by a Credit Agreement and Amendment to Term Loan Agreement dated as of March 24, 1994, and as further amended by a First Amendment to Credit Agreement of even date herewith between the Borrower and the Bank (as amended, the "Term Loan Agreement"), to which reference is made for a statement of the circumstances under which this Term Note is subject to prepayment and under which its due date may be accelerated. Capitalized terms used but not defined in this Term Note shall have the respective meanings assigned to them in the Term Loan Agreement.

This Term Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

                                              HURCO COMPANIES, INC.

                                              By: /S/ROGER J. WOLF
                                              Its: Senior Vice President
                                                     and Chief Financial Officer

                                   EXHIBIT B
                          AMENDMENT TO INTERCREDITOR,
                          AGENCY AND SHARING AGREEMENT


         THIS AMENDMENT, dated as of January 31, 1995 (this "Amendment"), among Hurco Companies, Inc. (the "Company"), NBD Bank (formerly known as NBD Bank, N.A.), a Michigan banking corporation ("NBD"), and Principal Mutual Life Insurance Company, an Iowa corporation ("PML" and, collectively with NBD, the "Lenders"), and NBD as Agent for the Lenders (in such capacity, the "Agent").

                                R E C I T A L S

         A. The parties hereto have entered into an Intercreditor, Agency and Sharing Agreement dated as of March 24, 1994 (the "Intercreditor Agreement"), which is in full force and effect.

         B. In connection with amending certain credit facilities described in the Intercreditor Agreement, including entering into a First Amendment to Credit Agreement between the Company and NBD, a letter agreement among Hurco Europe Limited, Hurco GmbH Werkzeugmaschinen CIM-Baustein Vertrieb und Service, and NBD, a Second Amended and Restated NBD Term Note executed by Hurco in favor of NBD, and an Amendment and Notes Modification Agreement between Hurco and PML (such amending documents and all related documents collectively referred to as the "Amending Documents"), the Company desires to amend the Intercreditor Agreement as herein provided, and the Lenders are willing to so amend the Intercreditor Agreement on the terms and conditions set forth herein.

                               A G R E E M E N T

         Based upon these recitals, the parties agree as follows:

     1. AMENDMENT. The definition of "Automatic Termination Date" is amended to read as follows:

             "'AUTOMATIC TERMINATION DATE' means February 1, 1996."

     2. CONSENT OF LENDERS. Each of the Lenders consents to the other Lender entering into each of the Amending Documents to which it is a party, contingent upon all of the Amending Documents being executed by each party thereto and becoming effective in accordance with their terms. Each of the Lenders and the Company agrees to take all actions necessary or appropriate to enter into or cause their respective affiliates to enter into the Amending Documents to which they are respectively a party.

     3. MISCELLANEOUS. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Intercreditor Agreement. Except as expressly amended hereby, the Intercreditor Agreement and all other documents issued under or with respect thereto are hereby ratified and confirmed by the Lenders, the Agent, and the Company and shall remain in full force and effect, and the Company hereby acknowledges that it has no defense, offset or counterclaim with respect thereto.

     4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     5. EXPENSES. The Company agrees to pay and save the Agent and the Lenders harmless from liability for all costs and expenses of the Lenders and the Agent arising in respect of this Amendment, including the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Agent, in connection with preparing and reviewing this Amendment and any related agreements and documents.

     6. GOVERNING LAW. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such state and without giving effect to the choice law principles of such state.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                             HURCO COMPANIES, INC.


                                             By: /S/ROGER J. WOLF
                                                 -----------------------
                                                Roger J. Wolf
                                             Its: Senior Vice President
                                                    and Chief Financial Officer


NBD BANK (formerly known as                  PRINCIPAL MUTUAL LIFE
NBD Bank, N.A.)                              INSURANCE COMPANY


By: /S/ANDREW P. ARTON                       By: /S/STEPHEN G. SKRIVANEK
    ------------------------                     -----------------------
    Andrew P. Arton                          Its: Counsel
Its: Second Vice President

                                             And by: /S/CHRISTOPHER HENDERSON
                                                     ------------------------
                                             Its: Counsel